Exhibit 99.2

Q1 2019 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased commercial properties. www.broadstone.com

Q1 2019 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	2

Q1 2019 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2019 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations sections contained in Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, September 30, 2018, June 30, 2018, and March 31, 2018.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as, but not limited to, “may,” “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “would be,” “believe,” “continue,” or the negative or other variations of comparable terminology. Forward-looking statements are inherently subject to known and unknown risks, uncertainties, and assumptions which may cause our actual future results to differ materially from expected results, including risks related to general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, and the availability of capital to finance planned growth, among others, as described in our filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of our current operating plans and estimates as of the dates indicated. Actual operating results may differ materially from what is expressed or forecast herein. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	3

Q1 2019 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (the “Company,” “BNL,” “us,” “our” and “we”) is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net-leased commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain operational control of their mission critical locations, while utilizing their capital to fund their fundamental business operations.

Senior Management

Amy L. Tait

Founder and Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Sean T. Cutt

Chief Investment Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Tim Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Board of Directors

Amy L. Tait

Founder and Chairman of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer and President of Broadstone Real Estate, LLC

Laurie A. Hawkes

Lead Independent Director

David M. Jacobstein

Independent Director

Thomas P. Lydon, Jr.

Independent Director

Shekar Narasimhan

Independent Director

Geoffrey H. Rosenberger

Independent Director

James H. Watters

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	4

Q1 2019 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Financial Summary
Investment in rental property, net	$2,724,971	$2,683,746	$2,491,450	$2,415,399	$2,293,548
Total assets	3,131,943	3,096,797	2,905,345	2,815,258	2,681,669
Mortgage and notes payable, net	72,004	78,952	79,762	86,242	67,097
Unsecured term notes, net and revolver	1,361,995	1,366,873	1,225,473	1,199,864	1,154,159
Total liabilities	1,559,917	1,567,877	1,422,974	1,402,439	1,335,989
Total Broadstone Net Lease, Inc. stockholders' equity	1,462,386	1,417,099	1,369,667	1,300,542	1,248,768
Total equity (book value)	1,572,026	1,528,920	1,482,371	1,412,819	1,345,680
Revenues	68,430	63,094	61,764	57,032	55,589
Total operating expenses	38,268	34,471	34,772	30,636	29,054
Interest expense	15,828	14,740	14,484	12,454	11,177
Net income	15,022	14,660	23,064	18,386	18,995
Net earnings per common share, basic and diluted	$0.62	$0.63	$1.03	$0.86	$0.92
FFO	38,949	36,475	44,969	34,362	34,858
FFO per share, basic and diluted	$1.62	$1.58	$2.02	$1.60	$1.68
AFFO	34,169	32,551	31,315	29,928	30,271
AFFO per share, basic and diluted	$1.42	$1.41	$1.40	$1.39	$1.46
Net cash provided by operating activities	31,639	34,494	34,842	26,438	32,237
Net cash used in investing activities	(64,637)	(235,869)	(86,870)	(100,196)	(87,524)
Net cash provided by financing activities	27,169	192,336	59,234	69,830	69,938
Distributions declared	31,983	29,603	28,416	28,002	26,948
Distributions declared per diluted share	$1.31	$1.29	$1.29	$1.29	$1.28

Portfolio Metrics
Properties	644	621	583	558	550
Rentable square feet	19.7M	19.0M	18.0M	17.4M	16.3M
% Leased	99.8%	100.0%	100.0%	100.0%	100.0%
Physical occupancy	99.7%	99.7%	99.4%	99.4%	99.4%
Weighted average remaining lease term (years)	12.0	12.1	12.8	12.9	13.0

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	5

Q1 2019 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Revenues
Lease revenues	$68,430	$63,094	$61,764	$57,032	$55,589
Operating expenses
Depreciation and amortization	24,310	22,691	21,869	20,232	19,202
Asset management fees	5,120	5,054	4,663	4,313	4,143
Property management fees	1,885	1,737	1,680	1,595	1,517
Property and operating expense	4,390	3,231	2,777	2,530	2,619
General and administrative	1,103	1,712	1,664	1,456	1,330
State and franchise tax	443	46	58	510	243
Provision for impairment of investment in rental properties	1,017	—	2,061	—	—
Total operating expenses	38,268	34,471	34,772	30,636	29,054
Other income (expenses)
Preferred distribution income	—	—	65	187	188
Interest income	1	1	16	52	110
Interest expense	(15,828)	(14,740)	(14,484)	(12,454)	(11,177)
Cost of debt extinguishment	(713)	—	(50)	(51)	—
Gain on sale of real estate	1,400	876	2,025	4,256	3,339
Gain on sale of investment in related Party	—	—	8,500	—	—
Other (losses) gains	—	(100)	—	—	—
Net income	15,022	14,660	23,064	18,386	18,995
Net income attributable to non-controlling interests	(1,084)	(1,099)	(1,797)	(1,412)	(1,422)
Net income attributable to Broadstone Net Lease, Inc.	$13,938	$13,561	$21,267	$16,974	$17,573

Weighted average number of common shares outstanding
Basic	22,335	21,416	20,554	19,829	19,167
Diluted	24,072	23,154	22,291	21,478	20,719
Net earnings per common share
Basic and diluted	$0.62	$0.63	$1.03	$0.86	$0.92

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	6

Q1 2019 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income	$15,022	$14,660	$23,064	$18,386	$18,995
Real property depreciation and amortization	24,310	22,691	21,869	20,232	19,202
Gain on sale of real estate	(1,400)	(876)	(2,025)	(4,256)	(3,339)
Provision for impairment of investment in rental properties	1,017	—	2,061	—	—
FFO	$38,949	$36,475	$44,969	$34,362	$34,858
Capital improvements/reserves	(49)	(49)	(49)	(49)	(49)
Straight-line rent adjustment	(5,143)	(3,852)	(5,337)	(5,162)	(5,141)
Cost of debt extinguishment	713	—	50	51	—
Gain on sale of investments in related party	—	—	(8,500)	—	—
Other losses	—	100	—	—	—
Amortization of debt issuance costs	553	508	477	472	461
Amortization of net mortgage premiums	(35)	(35)	(36)	(35)	(36)
Gain on interest rate swaps and other non-cash interest expense	(81)	(80)	(4)	—	—
Amortization of lease intangibles	(738)	(516)	(255)	289	178
AFFO	$34,169	$32,551	$31,315	$29,928	$30,271

Diluted weighted average shares outstanding	24,072	23,154	22,291	21,478	20,719
Net earnings per diluted share	$0.62	$0.63	$1.03	$0.86	$0.92
FFO per diluted share	1.62	1.58	2.02	1.60	1.68
AFFO per diluted share	1.42	1.41	1.40	1.39	1.46

Lease Revenues

(unaudited, in thousands)

	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Contractual rental amounts billed for operating leases	$58,419	$—	$—	$—	$—
Straight-line rent adjustments	5,171	—	—	—	—
Adjustment to revenue recognized for uncollectible rental amounts billed	(440)	—	—	—	—
Rental income from operating leases	—	58,597	58,189	53,590	51,832
Operating expenses billed to/reimbursed from tenants	4,275	3,457	2,529	2,486	2,749
Other income from real estate transactions	—	35	29	3	42
Total lease revenues from operating leases	67,425	62,089	60,747	56,079	54,623
Earned income from direct financing leases	1,005	1,005	1,017	953	966
Total lease revenues	$68,430	$63,094	$61,764	$57,032	$55,589

Amounts in the table above present the details underlying amounts reported as lease revenues in the Company’s financial statements. The Company adopted ASC 842 as of January 1, 2019, and elected the optional transition method to apply the guidance of ASC 842 as of the adoption date. As a result, captions and amounts in the table above for the three months ended March 31, 2019, are prepared in accordance with the provisions of ASC 842, and historical periods are presented in accordance with the provisions of prior GAAP.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	7

Q1 2019 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Assets
Accounted for using the operating method, net of accumulated depreciation	$2,682,996	$2,641,746	$2,449,438	$2,373,376	$2,251,938
Accounted for using the direct financing method	41,975	42,000	42,012	42,023	41,610
Investment in rental property, net	2,724,971	2,683,746	2,491,450	2,415,399	2,293,548
Cash and cash equivalents	11,726	18,612	17,301	13,765	13,499
Restricted cash	1,434	377	10,727	7,057	11,251
Accrued rental income	73,618	69,247	65,689	60,857	56,465
Tenant and other receivables, net	1,376	1,026	214	95	421
Tenant and capital reserves	1,149	1,136	1,087	1,041	992
Prepaid expenses and other assets	4,821	2,803	2,932	1,837	855
Notes receivable	—	—	—	—	6,527
Investment in related party	—	—	—	10,000	10,000
Interest rate swap, assets	8,737	17,633	35,525	30,169	24,040
Intangible lease assets, net	287,189	286,258	264,038	258,294	247,249
Debt issuance costs – unsecured revolver, net	3,277	2,261	2,453	2,644	2,835
Leasing fees, net	13,645	13,698	13,929	14,100	13,987
Total assets	$3,131,943	$3,096,797	$2,905,345	$2,815,258	$2,681,669
Liabilities and equity
Unsecured revolver	$139,900	$141,100	$—	$272,500	$317,000
Mortgages and notes payable, net	72,004	78,952	79,762	86,242	67,097
Unsecured term notes, net	1,222,095	1,225,773	1,225,473	927,364	837,159
Interest rate swap, liabilities	5,549	1,820	—	184	1,096
Accounts payable and other liabilities	24,149	22,269	21,453	22,492	22,197
Due to related parties	52	114	47	915	2,271
Tenant improvement allowances	2,697	2,125	2,920	4,292	4,292
Accrued interest payable	8,391	9,777	7,018	3,008	4,642
Intangible lease liabilities, net	85,080	85,947	86,301	85,442	80,235
Total liabilities	1,559,917	1,567,877	1,422,974	1,402,439	1,335,989

Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.001 par value	23	22	21	20	20
Additional paid-in capital	1,630,417	1,557,421	1,479,339	1,409,541	1,355,268
Subscriptions receivable	(225)	—	(1,690)	(500)	(144)
Cumulative distributions in excess of retained earnings	(170,847)	(155,150)	(141,117)	(135,829)	(127,183)
Accumulated other comprehensive income	3,018	14,806	33,114	27,310	20,807
Total Broadstone Net Lease, Inc. stockholders’ equity	1,462,386	1,417,099	1,369,667	1,300,542	1,248,768
Non-controlling interests	109,640	111,821	112,704	112,277	96,912
Total equity	1,572,026	1,528,920	1,482,371	1,412,819	1,345,680
Total liabilities and equity	$3,131,943	$3,096,797	$2,905,345	$2,815,258	$2,681,669

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	8

Q1 2019 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	22,876
Membership Units	1,737
Common Stock & OP Units	24,612
Price Per Share / Unit	$85.00
IMPLIED EQUITY MARKET CAPITALIZATION	$2,092,058
% of Total Capitalization	59.2%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$139,900
Unsecured Term Loan Facilities	755,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	300,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	72,446
TOTAL DEBT	$1,442,346
% of Total Capitalization	40.8%
% of Total Capitalization Floating Rate Debt	4.0%
% of Total Capitalization Fixed Rate Debt	36.8%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$3,534,404
Less: Cash and Cash Equivalents	(11,726)
Enterprise Value	$3,522,678

The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $85 as of March 31, 2019.

Equity Summary

(unaudited, dollars in millions)

The Company raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions. The monthly cap is currently $20 million for the months May 2019 through July 2019.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	9

Q1 2019 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	Term Loans	Revolver	Senior Notes	Mortgages and Notes Payable	Total
2019	$—	$—	$—	$1,706	$1,706
2020	—	—	—	2,372	2,372
2021	—	—	—	17,137	17,137
2022	—	139,900	—	1,992	141,892
2023	265,000	—	—	7,368	272,368
Thereafter	490,000	—	475,000	41,871	1,006,871
Total	$755,000	$139,900	$475,000	$72,446	$1,442,346

.

	Outstanding Balance
	March 31,	December 31,
	2019	2018	Interest Rate	Maturity Date
2015 Unsecured Term Loan	$—	$300,000	one-month LIBOR + 1.40%	Feb. 2020
2017 Unsecured Revolving Credit and Term Loan Agreement
Revolver	139,900	141,100	see note	Jan. 2022
5.5-Year Term Loan	265,000	265,000	one- month LIBOR + 1.35%	Jan. 2023
7-Year Term Loan	190,000	190,000	one- month LIBOR + 1.90%	Jun. 2024
	594,900	596,100
2019 Unsecured Term Loan	300,000	—	one-month LIBOR + 1.85%	Feb. 2026
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	225,000	5.09%	Jul. 2028
Series C	100,000	100,000	5.19%	Jul. 2030
	475,000	475,000
Total	1,369,900	1,371,100
Debt issuance costs, net	(7,905)	(4,227)
	$1,361,995	$1,366,873

At March 31, 2019, the Revolver borrowings of $139,900 bore interest at one-month LIBOR plus 1.20%. At December 31, 2018, borrowings under the Swingline portion of the Revolver totaled $15,000 and bore interest at 5.45%, and the remaining Revolver borrowings of $126,100 bore interest at one-month LIBOR plus 1.20%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	10

Q1 2019 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, private placement debt, and secured mortgages (where appropriate).

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	11

Q1 2019 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2019, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of March 31, 2019
Leverage ratio	≤ 0.60 to 1.00	0.46
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.47
Fixed charge coverage ratio	≥ 1.50 to 1.00	2.95
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.47
Dividends and other restricted payments	Only applicable in case of default	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	12

Q1 2019 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2019.

Q1 2019
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	204	11.0	$32,313
Industrial	2	506	18.4	36,018
Healthcare	1	14	10.0	4,747
Total Properties	27	724	14.8	$73,078
Weighted average initial cash cap rate				7.4%

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2019.

Q1 2019
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	2	12	$7,148	$6,381	$5,855	7.1%
Healthcare	2	10	3,664	4,910	3,357	7.1%
Total Properties	4	22	$10,812	$11,291	$9,212	7.1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	13

Q1 2019 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	644
States	42
Total Building Sq. Footage	19.7M
Enterprise Value	$3.5B
Tenants	161
Brands	145
Industries	46
% Leased (based on SF)	99.8%
Physical Occupancy (based on SF)	99.7%
Top Twenty Tenant Concentration	37.0%
Investment Grade (tenant/guarantor)	13.0%
Financial Reporting Coverage	85.6%
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	12.0 years

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	14

Q1 2019 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 20 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,285	3.4%	665	3.4%
Red Lobster Hospitality	25	7,420	3.1%	203	1.0%
Jack's Family Restaurants	36	5,997	2.5%	121	0.6%
Outback Steakhouse	24	5,447	2.3%	152	0.8%
Krispy Kreme	27	5,034	2.1%	156	0.8%
BluePearl	12	4,918	2.0%	154	0.8%
Big Tex Trailer Manufacturing	17	4,694	2.0%	1,302	6.6%
Siemens	2	4,604	1.9%	545	2.8%
Nestle' Dreyer's Ice Cream Company	1	4,307	1.8%	309	1.6%
WendPartners & Subsidiaries	28	4,118	1.7%	82	0.4%
Arkansas Surgical Hospital	1	4,089	1.7%	129	0.6%
Nationwide Mutual Insurance Company	2	4,077	1.7%	407	2.1%
Bob Evans Restaurants	25	3,784	1.6%	131	0.7%
BEF Foods	2	3,725	1.6%	330	1.7%
Securus[1]	1	3,690	1.5%	154	0.8%
Zips Car Wash	14	3,202	1.3%	57	0.3%
Centene Management Company	1	3,139	1.3%	220	1.1%
SiteOne Landscape Supply	9	2,815	1.2%	97	0.5%
K&N Management	4	2,797	1.2%	41	0.2%
Froedtert & Medical College of Wisconsin	4	2,760	1.1%	90	0.4%
Total Top 20 Tenants	245	$88,902	37.0%	5,345	27.2%

Top 20 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,285	3.4%	665	3.4%
Bob Evans Farms	27	7,508	3.1%	462	2.3%
Red Lobster	25	7,420	3.1%	203	1.0%
Wendy's	41	6,028	2.5%	122	0.6%
Jack's Family Restaurants	36	5,997	2.5%	121	0.6%
Taco Bell	41	5,285	2.2%	103	0.5%
Krispy Kreme	27	5,034	2.1%	156	0.8%
BluePearl Veterinary Partners	12	4,918	2.0%	154	0.8%
Outback Steakhouse	22	4,763	2.0%	139	0.7%
Big Tex Trailers	17	4,694	2.0%	1,302	6.6%
Siemens	2	4,605	1.9%	545	2.8%
Nestle'	1	4,307	1.8%	309	1.6%
Arkansas Surgical Hospital	1	4,089	1.7%	128	0.7%
Nationwide Mutual Insurance Co.	2	4,077	1.7%	407	2.1%
Securus Technologies[1]	1	3,690	1.6%	154	0.8%
Zips Car Wash	14	3,202	1.3%	57	0.3%
Centene Corp.	1	3,139	1.3%	220	1.1%
Applebee's Neighborhood Grill & Bar	16	3,094	1.3%	81	0.4%
SiteOne Landscape Supply	9	2,815	1.2%	97	0.5%
Rudy's Country Store & Bar-B-Q	4	2,797	1.2%	41	0.2%
Total Top 20 Brands	309	$95,747	39.9%	5,466	27.8%

1 Lease associated with this property requires BNL to pay for certain costs that are not reimbursed by the tenant. Estimated next twelve months net operating income associated with the property is $2,536.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	15

Q1 2019 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Retail - Other	144	$31,248	13.0%	2,350	12.0%
Retail - Casual Dining	109	24,487	10.2%	696	3.5%
Retail - QSR	154	24,052	10.0%	475	2.4%
Retail Total	407	79,787	33.2%	3,521	17.9%
Industrial - Warehouse/Distribution	25	32,190	13.4%	3,980	20.2%
Industrial - Manufacturing	45	23,388	9.7%	5,198	26.4%
Industrial - Flex	12	14,283	5.9%	1,902	9.7%
Industrial - Other	6	7,376	3.2%	779	4.0%
Industrial Total	88	77,237	32.2%	11,859	60.3%
Healthcare - Clinical	72	34,175	14.2%	1,539	7.8%
Healthcare - Surgical	16	9,245	3.8%	354	1.8%
Healthcare - Other	32	8,306	3.5%	340	1.7%
Healthcare Total	120	51,726	21.5%	2,233	11.3%
Office Total	15	22,878	9.5%	1,504	7.6%
Other Total	14	8,600	3.6%	567	2.9%
Total	644	$240,228	100.0%	19,684	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	265	$49,203	20.5%	1,206	6.1%
Healthcare Facilities	104	45,980	19.1%	1,822	9.3%
Home Furnishing Retail	19	12,014	5.0%	1,300	6.6%
Specialized Consumer Services	41	10,596	4.4%	755	3.8%
Auto Parts & Equipment	32	10,263	4.3%	2,241	11.4%
Packaged Foods & Meats	5	9,033	3.8%	727	3.7%
Air Freight & Logistics	13	7,462	3.1%	519	2.6%
Healthcare Services	12	6,798	2.8%	428	2.2%
Industrial Machinery	15	5,414	2.3%	1,096	5.6%
Distributors	11	4,814	2.0%	579	2.9%
Industrial Conglomerates	2	4,604	1.9%	544	2.8%
Internet & Direct Marketing Retail	2	4,418	1.8%	320	1.6%
Multi-line Insurance	2	4,077	1.7%	407	2.1%
Life Sciences Tools & Services	5	3,965	1.7%	301	1.5%
General Merchandise Stores	40	3,937	1.6%	352	1.8%
All others (31)	73	57,650	24.0%	7,040	35.8%
Untenanted properties	3	—	—	47	0.2%
Total	644	$240,228	100.0%	19,684	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	16

Q1 2019 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 644 TOTAL STATES: 42

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	52	$25,180	10.5%	2,018	10.3%	KY	17	$3,454	1.4%	159	0.8%
FL	57	17,037	7.1%	860	4.4%	NJ	3	3,313	1.4%	275	1.4%
MI	33	16,403	6.8%	1,432	7.3%	KS	10	2,938	1.2%	84	0.4%
WI	32	14,473	6.0%	1,382	7.0%	LA	2	2,726	1.1%	161	0.8%
IL	26	13,532	5.6%	1,127	5.7%	NM	7	2,412	1.0%	77	0.4%
OH	35	12,134	5.1%	992	5.0%	AZ	3	2,136	0.9%	138	0.7%
IN	28	11,201	4.7%	1,365	6.9%	IA	3	1,903	0.8%	428	2.2%
NC	28	10,202	4.2%	1,101	5.6%	UT	5	1,889	0.8%	152	0.8%
PA	17	9,462	3.9%	1,077	5.5%	MA	2	1,683	0.7%	309	1.6%
MN	21	9,378	3.9%	1,232	6.3%	CT	2	1,616	0.7%	55	0.3%
CA	9	8,290	3.4%	674	3.4%	WV	8	1,600	0.7%	36	0.2%
NY	14	8,197	3.4%	436	2.2%	MS	2	1,599	0.7%	239	1.2%
AL	45	7,819	3.3%	177	0.9%	NE	5	1,583	0.7%	164	0.8%
AR	11	7,293	3.0%	284	1.4%	MD	3	1,337	0.6%	99	0.5%
TN	36	6,571	2.7%	214	1.1%	CO	3	1,324	0.6%	94	0.5%
GA	29	6,510	2.7%	726	3.7%	NV	2	1,280	0.5%	81	0.4%
OK	27	5,861	2.4%	609	3.1%	MT	5	751	0.3%	14	0.1%
VA	14	4,522	1.9%	110	0.6%	DE	3	655	0.3%	35	0.2%
WA	15	4,003	1.7%	150	0.8%	WY	1	291	0.1%	21	0.1%
MO	9	3,803	1.6%	733	3.7%	ND	1	233	0.1%	3	<0.1%
SC	18	3,536	1.5%	357	1.8%	OR	1	98	<0.1%	4	<0.1%
						Total	644	$240,228	100.0%	19,684	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	17

Q1 2019 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 12.0 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2019	1	$49	<0.1%	11	0.1%
2020	5	1,373	0.6%	112	0.6%
2021	11	1,921	0.8%	99	0.5%
2022	4	3,253	1.4%	124	0.6%
2023	13	6,900	2.9%	703	3.6%
2024	17	14,734	6.1%	1,795	9.1%
2025	18	4,372	1.8%	271	1.4%
2026	29	12,520	5.2%	826	4.2%
2027	33	19,955	8.3%	1,965	10.0%
2028	35	21,125	8.8%	1,871	9.5%
2029	62	18,500	7.7%	2,486	12.6%
Thereafter	413	135,526	56.4%	9,374	47.6%
Untenanted properties	3	—	—	47	0.2%
Untenanted properties	644	$240,228	100.0%	19,684	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	18

Q1 2019 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

Year-to-date total return through March 31, 2019, assuming dividend reinvestment, was 0.38%.

On May 7, 2019, the Determined Share Value of our common stock was increased 1.2%, from $85.00 to $86.00 per share. Year-to-date total return, assuming dividend reinvestment, through May 31, 2019, is projected to be 2.63%.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	19

Q1 2019 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the “Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s board of directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the Funds From Operations White Paper — 2018 Restatement approved by the Board of Governors of Nareit, the worldwide representative voice for REITs and publicly traded real estate companies with an interest in the U.S. real estate and capital markets. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of debt issuance costs, amortization of net mortgage premiums, amortization of lease intangibles, (gain) loss on interest rate swaps and other non-cash interest expense, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

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